                                                                     EXHIBIT 3.8

                            Certificate Number 28856

                               STATE OF ILLINOIS

                                   OFFICE OF
                             THE SECRETARY OF STATE

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

         WHEREAS, Articles of Incorporation duly signed and verified of AIRTEX AUTOMOTIVE CORPORATION have been filed in the Office of the Secretary of State on the 17th day of May A.D. 1941, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, EDWARD J. HUGHES, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the great seal of the State of Illinois, Done at the City of Springfield this 17th day of May A.D. 1941 and of the Independence of the United States the one hundred and 65th.

                                                           /s/ Edward J. Hughesh
                                                           ---------------------
                                                           SECRETARY OF STATE.

                                     FORM B

    BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY THE
                       INSTRUCTIONS ON THE BACK THEREOF.

                  (THESE ARTICLES MUST BE FILED IN DUPLICATE.)

STATE OF ILLINOIS, }
                   } ss.
Jayne COUNTY.      }

To EDWARD J. HUGHES, Secretary of State:

We, the undersigned,

                                                       Address
Name             Number               Street               City         State
--------------------------------------------------------------------------------
L.A. Blackburn,   405             West Center St.,      Fairfield,     Illinois.

William Hurwitz,  414             Southeast 2nd St.,    Fairfield,     Illinois.

Benjamin Frankel  408             W. Center Street.,    Fairfield,     Illinois.
--------------------------------------------------------------------

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                  ARTICLE ONE

The name of the corporation is: Airtex Automotive Corporation.

                                  ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 111 N.
W. 4th Street, Street, in the city of Fairfield County of Wayne and the name of its initial Registered Agent at said address is: Benjamin Frankel.

                                 ARTICLE THREE

The duration of the corporation is: perpetual.

                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

                           To conduct and carry on the business of
                           manufacturing, dealing in, selling and distributing, automobile, motorcycle, aeroplane and motor boat parts, tools, supplies, and accessories, electrical parts, tools, supplies and accessories, and to conduct and carry on the business of manufacturing, dealing in, selling and distributing, all screw machine parts, metal stampings, forgings, castings and all other parts and articles manufactured from metal.

                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 100 divided into no classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

            Series     Number of    Par value per share or statement that shares
Class      (If any)     Shares                 are without par value
Common       None        100                        No par value.

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         NONE

                                  ARTICLE SIX

         The class and number of shares to be issued by the corporation before it shall commence business and the consideration (expressed in dollars) to be received by the corporation therefor, are:

Class of shares   Number of shares   Consideration to be received therefor,
Common                  100                      $ 1000.00
                                                 $
                                                 $
                                                 $
                                                 $

                                 ARTICLE SEVEN

The number of directors to be elected at the first meeting of the shareholders is: three.

                                 ARTICLE EIGHT

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year, wherever located will be $1000.00

PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $1000.00

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $200,000.00

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $200,000.00

                   /s/ Authorized Person
                   -----------------------------}

                   /s/ Authorized Person
                   -----------------------------} Incorporators.

                   /s/ Authorized Person
                   -----------------------------}

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS, }
                   } ss.
WAYNE County.      }

         I, Robert Sessel Brown, a Notary Public do hereby certify that on the 15th day of May 1 1941, L.A. Blackburn, William Hurwitz and Benjamin Frankel personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                                         /s/ Robert Sessel Buown
                                                         -----------------------
                                                              Notary Public

                                     FORM B

Box_________                                                      File__________

================================================================================

                                                                 FILED
                                                                 MAY 17 1941

                           ARTICLES OF INCORPORATION

                                                            /s/ Edward J. Hughes
                                                            --------------------
                                                            Sec'y of State.

                         Airtex Automotive Corporation

The following fees are required to be paid at date of issuing certificate of incorporation: Initial license fee of 50c per $1000.00; filing fee $20.00; franchise tax of 1/20 of 1% of the amount of stated capital and paid-in surplus which the corporation is to receive for the shares issued before it commences business, provided for the issue of $20,000.00 or less the minimum franchise tax is as follows: January, $15; February, $14.17; March, $13.34; April, $12.50; May, $11.67; June, $10.84; July, $10.00; Aug., $9.17; Sept., $8.34; Oct., $7.50;
Nov., $6.67; Dec., $5.84.

In excess of $20,000.00 the franchise tax per $1000.00 is as follows: Jan., $0.75; Feb., .709; March, .667; April, .625; May, .584; June, .542; July, .50;
Aug., .4583; Sept., .4167; Oct., .3749; Nov., .3333; Dec., .2916.

All stock issued in excess of the amount represented in the Articles of Incorporation to be issued by the Corporation before it shall commence business must be reported within 60 days from date of issuance thereof and franchise tax and initial license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine not to exceed $500.00.

The same fees are required for a subsequent issue of stock except the filing fee is $1.00 instead of $20.00.

Box 2704                                                              No. 215769

================================================================================
                           ARTICLES OF INCORPORATION

                                       of
                         AIRTEX AUTOMOTIVE CORPORATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Fairfield

================================================================================

Number of Authorized Shares 100 NPV

Duration perpetual years

                                     FILED
                                  MAY 17 1941
                              /s/ Edward J. Hughes
                                Sec'y of State.

                                                 -------------------------------
                                                    (Do not write in this space)
                                                 Date Paid     12-31-51
                                                 Initial License Fee $
                                                 Franchise Tax       $
                                                 Filing Fee          $***
                                                 Clerk               ***
                                                 -------------------------------

                             (FILE IN DUPLICATE)

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                         AIRTEX AUTOMOTIVE CORPORATION
                             (Exact Corporate Name)

To EDWARD J. BARRETT
Secretary of State
Springfield, Illinois

         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

         ARTICLE FIRST: The Name of the corporation is:

                         AIRTEX AUTOMOTIVE CORPORATION

         ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
Illinois:

                          THE NAME OF THE CORPORATION
                         SHALL BE AIRTEX PRODUCTS, INC.

                                                                   PAID
                                                                DEC 31 1951
                                                           /s/ Edward J. Barrett
                                                           ---------------------
                                                             secretary of state.

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

         ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 100; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

 Class   Number of Shares

Common          100

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

         ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 100; and the number of shares voted against said amendment or amendments was None. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

 Class   Number of Shares Voted

Common   For 100     Against None

(Disregard this Article where the amendments contain no such provisions.)

         ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or the reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

[SEAL]

(Disregard this Paragraph where amendments do not affect stated capital or paid-in surplus.)

         ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effecting a change in the amount of stated capital or the amount of paid-in surplus, or both, is effected is as follows:

(Disregard this Paragraph where amendments do not affect stated capital or paid-in surplus.)

         Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by said amendment or amendments are as follows:

                      Before Amendment       After Amendment
Stated capital.....   $                      $
Paid-in Surplus....   $                      $

         IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________ President, and its corporate seal to be hereto affixed, attested by its__________ Secretary, this 21st day of December, 1951.

                                                   AIRTEX AUTOMOTIVE CORPORATION
                                                   -----------------------------
                                                       (Exact Corporate Name)
     PLACE
(CORPORATE SEAL)                                By /s/ Authorized Person
     HERE                                          -----------------------------
                                                       Its         President

Attest:

/s/ Authorized Person
---------------------
Its      Secretary

STATE OF ILLINOIS }
                  } ss.
COUNTY OF WAYNE   }

         I, DONALD A. LEVINE a Notary Public, do hereby certify that on the 21st day of December 1951, Eugene V. Frankel personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                           /s/ Donald A. Levinel
                                                           ---------------------
                                                           Notary Public.

     PLACE
(NOTARIAL SEAL)
     HERE

                               Box 2704 File 769
================================================================================
                              ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                         AIRTEX AUTOMOTIVE CORPORATION
                                 CHANGE OF NAME

                                     FILED
                                  DEC 31 1951

                                 /s/ Edward J. Barrett
                                 ---------------------
                                       Sec'y of State.

                               FILE IN DUPLICATE

                               Filing Fee $20.00
================================================================================

                             Certificate Number ***

                               STATE OF ILLINOIS

                                   OFFICE OF
                             THE SECRETARY OF STATE

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of AIRTEX PRODUCTS, INC. have been filed in the Office of the Secretary of State on the 25th day of September A.D. 1952, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now therefore, I, EDWARD J. BARRETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

[SEAL]

IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 25th day of September A.D. 1952 and of the Independence of the United States the one hundred and 77th.

/s/ Edward J. Barrett
-----------------------
    SECRETARY OF STATE.

                                                  ------------------------------
                                                    (Do not write in this space)
                                                  Date Paid 9-25-52
                                                  Initial License Fee $
                                                  Franchise Tax       $
                                                  Filing Fee          $ 20
                                                  Clerk               ***
                                                  ------------------------------

                             (FILE IN DUPLICATE)

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                             AIRTEX PRODUCTS, INC.
                             (Exact Corporate Name)

To EDWARD J. BARRETT
Secretary of State
Springfield, Illinois

         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

         ARTICLE FIRST: The Name of the corporation is:

                             AIRTEX PRODUCTS, INC.

                  ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

         RESOLVED that the Articles of Incorporation of this corporation as amended be further amended by changing the name of this corporation from Airtex Products. Inc. to Chefford Master Manufacturing Co. Inc. ***

                                                                    PAID
                                                                SEP 25 1952

                                                           /s/ Edward J. Barrett
                                                           ---------------------
                                                             Secretary of State.

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

         ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 100; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

Class   Number of Shares

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

         ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 100; and the number of shares voted against said amendment or amendments was None. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

Class        Number of Shares Voted
             For            Against

(Disregard this Article where the amendments contain no such provisions.)

         ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or the reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

[SEAL]

(Disregard this Paragraph where amendments do not affect stated capital or paid-in surplus.)

         ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effecting a change in the amount of stated capital or the amount of paid-in surplus, or both, is effected is as follows:

(Disregard this Paragraph where amendments do not affect stated capital or paid-in surplus.)

         Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by said amendment or amendments are as follows:

                       Before Amendment       After Amendment
Stated capital......   $                      $
Paid-in Surplus.....   $                      $

         IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its_______ President, and its corporate seal to be hereto affixed, attested by its *** 8th day of September, 1952

                                                           AIRTEX PRODUCTS, INC.
                                                          ----------------------
                                                          (Exact Corporate Name)
   PLACE
***ORATE SEAL)                                          By /s/ Authorized Person
   HERE                                                    ---------------------
                                                           Its    President

/s/ Authorized Person
---------------------
 Its    Secretary

STATE OF Illinois }
                  } ss.
COUNTY OF Wayne   }

         I, Donald A. Levine a Notary Public, do hereby certify that on the 8 day of September 1952, *** personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                            /s/ Donald A. Levine
                                                            --------------------
                                                             Notary Public.

     PLACE
(NOTARIAL SEAL)
     HERE

Box 270*** File 769

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                              AIRTEX PRODUCTS INC.

                                 CHANGE OF NAME

FILED
SEP 25 1952
/s/ Edward J. Barrett
Sec'y of State

                               FILE IN DUPLICATE
                               Filing Fee $20.00